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                                                                    Exhibit 10.1


                            CONSENT AND AMENDMENT TO
                              OPERATING AGREEMENT

      This CONSENT AND AMENDMENT TO OPERATING AGREEMENT (this "AMENDMENT"), dated as of April 6, 2006 (the "EFFECTIVE DATE"), is by and between NORTHERN BORDER PIPELINE COMPANY, a Texas general partnership ("PARTNERSHIP"), and NORTHERN PLAINS NATURAL GAS COMPANY, LLC, a Delaware limited liability company ("OPERATOR"). Partnership and Operator are sometimes referred to in this Amendment individually as "PARTY" and collectively as the "PARTIES."

                                    RECITALS

      A. Partnership and Operator are parties to that Operating Agreement, dated as of February, 1980 (as heretofore amended or modified, the "AGREEMENT"; capitalized terms used but not defined in this Amendment have the meanings ascribed to such terms in the Agreement).

      B. Contemporaneously with the execution of this Amendment, Partnership is entering into that Operating Agreement, dated as of the Effective Date (the "NEW OPERATING AGREEMENT"), between Partnership and TransCan Northwest Border Ltd. (the "NEW OPERATOR"), pursuant to which New Operating Agreement, the New Operator will not commence its responsibilities as operator thereunder until April 1, 2007.

      C. The Parties wish to (i) express their consent to Partnership entering into the New Operating Agreement, and (ii) amend the term of the Agreement to coordinate with the assumption by New Operator of its responsibilities under the New Operating Agreement.

      NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. CONSENT TO NEW OPERATING AGREEMENT

      Operator hereby consents to the execution and delivery by Partnership of the New Operating Agreement, and the performance by Partnership of its obligations thereunder.

2. AMENDMENT TO THE AGREEMENT

      2.1 Amendment of Section 8.01 of the Agreement. Section 8.01 of the Agreement is hereby amended to read as follows:

                                                           CONSENT AND AMENDMENT

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      "Section 8.01 - Term

      This Agreement shall be effective as of March 9, 1978 and, subject to the provisions of the General Partnership Agreement, shall continue through March 31, 2007."

3. MISCELLANEOUS

      3.1 Headings Descriptive. The headings contained in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      3.2 Signatures and Counterparts. Facsimile or electronic mail transmission in "portable document format" of any signed original document and/or retransmission of any signed facsimile transmission or electronic transmission in "portable document format" shall be the same as delivery of an original. At the request of either Party, the Parties will confirm facsimile or such electronic transmission by signing a duplicate original document. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

      3.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      3.4 Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

      3.5 Effect of Amendment. Except as amended by this Amendment, all other terms and provisions of the Agreement shall remain in full force and effect.

                            [Signature pages follow.]

                                                           CONSENT AND AMENDMENT

                                       2

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      IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the Effective Date.

                                   "Partnership"

                                   NORTHERN BORDER PIPELINE COMPANY,
                                   a Texas general partnership

                                   By:  NORTHERN BORDER INTERMEDIATE
                                   LIMITED PARTNERSHIP, General Partner

                                   By:  /s/ Jerry L. Peters
                                      ------------------------------------------
                                   Name:    Jerry L. Peters
                                   Title: Chief Financial and Accounting Officer

                                   By: TC PIPELINES INTERMEDIATE
                                   LIMITED PARTNERSHIP, General Partner

                                   By:   /s/ Ronald J. Turner
                                       -----------------------------------------
                                   Name:   Ronald J. Turner
                                   Title:  President and Chief Executive Officer

                                   By:   /s/ Donald R. Marchand
                                        ----------------------------------------
                                   Name:  Donald R. Marchand
                                   Title: Vice-President and Treasurer

                                                           CONSENT AND AMENDMENT

                                      S-1

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                                   "Operator"

                                   NORTHERN PLAINS NATURAL GAS
                                   COMPANY, LLC, a Delaware limited liability company

                                   By:    /s/ Jerry L. Peters
                                       -----------------------------------------
                                   Name:   Jerry L. Peters
                                   Title:  Vice President, Finance and Treasurer

                                                           CONSENT AND AMENDMENT

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